UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02675)

Exact name of registrant as specified in charter: Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— September 30, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax Exempt Income Fund

9|30|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Tax Exempt
Income Fund

9| 30| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	20
Financial statements	21
Federal tax information	51
Shareholder meeting results	52
About the Trustees	53
Officers	57

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

This November, Putnam Investments celebrates its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a longstanding commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam Tax Exempt Income Fund: potential for income exempt
from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk, which is the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the team allocates a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s management team primarily considers credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The management team is backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often than investment-grade bonds because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings —either by acquiring more of a particular bond or by selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Performance and portfolio snapshots

Putnam Tax Exempt Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The Lehman Municipal Bond Index began operations on 12/31/79.

“The fund’s higher overall credit quality helped
performance relative to its peer group, as the
investment-grade tiers of the municipal bond
market (bonds rated Baa and above) benefited
from a flight to quality amidst turmoil in the
fixed-income markets.”

Thalia Meehan, Portfolio Leader, Putnam Tax Exempt Income Fund

Credit qualities shown as a percentage of portfolio value as of 9/30/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

Your fund operated in a difficult market environment during much of the period, due primarily to problems in the subprime mortgage lending market and a resulting liquidity crunch. Nevertheless, for its 2007 fiscal year, which ended September 30, 2007, Putnam Tax Exempt Income Fund’s results before sales charges surpassed the average return for the fund’s Lipper category. We attribute this favorable performance to the fund’s strategy of maintaining a relatively short duration versus its peers as the prices of long-term tax-exempt bonds declined and their yields rose. The fund’s higher overall credit quality also helped performance relative to its peer group, as the investment-grade tiers of the municipal bond market (bonds rated Baa and above) benefited from a flight to quality amidst the subprime turmoil. However, the fund lagged its benchmark, the Lehman Municipal Bond Index, for the 12-month period, as the index, with its high-quality bias, benefited even more from the flight to quality. On a market sector basis, holdings of single-family housing bonds, bonds issued by long-term-care facilities, and securities issued to finance the development of power generation infrastructure contributed to relative results. Conversely, the fund’s weighting in tobacco settlement bonds detracted from results relative to the peer group.

Market overview

A crisis in the subprime mortgage lending market and a resulting credit crunch weighed on the performance of many fixed-income sectors — including municipal bonds — during the year ended September 30, 2007. While the fund did not own any securities that were directly affected by problems in the subprime mortgage market, the subprime crisis caused bond investors to reevaluate risk across all types of fixed-income portfolios. Yield spreads —which represent the yield premium for investing in bonds that are riskier than U.S. Treasuries, which carry virtually no credit risk — rose dramatically as investors demanded more return on riskier bonds. Consequently, the “risk rally” that persisted in the tax-exempt bond market during the past two years, in which low-quality bonds traded at historically tight yield premiums to U.S. Treasuries, came to an abrupt end.

During July and August, when the impact of the subprime crisis was most acutely felt in the municipal bond market, the yield curve — a graphical representation of differences in yield for bonds of comparable quality and different maturities — steepened quickly as demand for longer-maturity bonds weakened significantly. Long-term bond prices declined, and their yields rose, as investors reassessed the slim yield advantage that was being offered for the increased inflation risk associated with holding longer-dated securities.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 9/30/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the average duration for the fund’s Lipper peer group. This strategy helped relative results as the prices of longer-term tax-exempt bonds declined and their yields rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the potential for appreciation when rates fall. By the end of the period, we had extended the fund’s duration to a more neutral positioning relative to its Lipper peer group.

We increased the fund’s use of derivative instruments, such as interest-rate swap contracts, to execute several of the fund’s investment strategies. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain, and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund. Because the municipal yield curve became steeper during the period, the fund’s interest-rate swap positions contributed to results.

Your fund’s holdings

Relative to the fund’s peer group, we maintained an overweight position in single-family housing bonds and held securities issued by the Mississippi Home Corporation and the Florida Housing Finance Corporation, among others. This strategy proved helpful to results, as reduced mortgage-prepayment volatility and solid investor demand continued to support bonds in this sector.

Securities issued by long-term-care facilities also boosted results. One notable standout in this category was a first mortgage bond issued by the North Carolina Medical Care Community Retirement Facilities for a nursing home called Forest at Duke, which was pre-refunded in July. Pre-refunding occurs when an issuer raises the money to refinance an older, higher-coupon bond by issuing new bonds at current lower interest rates. The proceeds are then invested in a secure investment, usually U.S. Treasury securities, that matures at the older

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

bond’s first call date. The secure backing has the effect of raising the bond’s perceived credit rating while the shorter effective maturity lowers its interest-rate risk. Since both developments are favorable for investors, bond prices often rise after pre-refunding, as occurred in this case.

Bonds issued to finance power generation infrastructure were among the better-performing securities during the period. The fund’s weighting in this segment, which was larger than that of the fund’s average peer, helped overall performance. Examples of holdings in this category include revenue bonds issued by the Georgia Municipal Electric Power Authority and the North Carolina Eastern Municipal Power Agency.

Lastly, the fund’s position in tobacco settlement bonds detracted from relative performance as this sector delivered weak results amidst the downturn in lower-rated bonds. The combination of heavy upcoming supply and investor aversion to riskier bonds weighed on the tobacco settlement sector.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We are encouraged that the liquidity crisis that has affected the fixed-income markets is being addressed by the Federal Reserve (the Fed) and other regulatory and legislative bodies. In September, the Fed reduced the federal funds rate — the benchmark rate for overnight loans between banks — by 0.50% . This action helped both the taxable and tax-exempt markets to stabilize by restoring a level of confidence that the central bank is prepared to step in when extreme events disrupt the bond market’s normal balance of supply and demand.

While we expect to see continued volatility in the coming months, the silver lining in any market downturn is that many securities may become available at attractive prices. We believe that is now the case among bonds that are at the lower end of the investment-grade credit spectrum and at the higher end of the below-investment-grade credit spectrum. As a result, we currently plan to reduce the fund’s underweight position, relative to the peer group average, in this area over the next several months. We want to position the fund to capitalize on any forthcoming market rally, and will rely on Putnam’s rigorous municipal-bond research capabilities to selectively add lower-rated securities to your fund’s portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.12%	6.99%	6.31%	6.31%	6.26%	6.26%	6.69%	6.58%

10 years	54.50	48.66	44.80	44.80	42.26	42.26	49.97	45.00
Annual average	4.45	4.04	3.77	3.77	3.59	3.59	4.14	3.79

5 years	21.17	16.63	17.41	15.47	16.42	16.42	19.37	15.54
Annual average	3.92	3.12	3.26	2.92	3.09	3.09	3.60	2.93

3 years	10.91	6.83	8.79	5.86	8.24	8.24	9.84	6.25
Annual average	3.51	2.23	2.85	1.92	2.67	2.67	3.18	2.04

1 year	2.49	–1.32	1.92	-3.00	1.64	0.65	2.19	-1.16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 9/30/97 to 9/30/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,480 and $14,226, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,500 at public offering price.

Comparative index returns For periods ended 9/30/07

		Lipper General
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	—†	6.27%

10 years	67.84%	52.97
Annual average	5.32	4.33

5 years	21.76	17.85
Annual average	4.02	3.33

3 years	12.04	9.92
Annual average	3.86	3.20

1 year	3.10	1.78

Index and Lipper results should be compared to fund performance at net asset value.

† The Lehman Municipal Bond Index began operations on 12/31/79.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/07, there were 236, 220, 212, 138, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/07

Distributions	Class A		Class B	Class C	Class M

Number	12		12	12	12

Income[1]	$0.364579		$0.314995	$0.290928	$0.340182

Capital gains[2]	—		—	—	—

Total	$0.364579		$0.314995	$0.290928	$0.340182

Share value:	NAV	POP	NAV	NAV	NAV	POP

9/30/06	$8.79	$9.13	$8.79	$8.80	$8.81	$9.11

9/30/07	8.64	8.98	8.64	8.65	8.66	8.95

Current yield (end of period)
Current dividend rate[3]	4.23%	4.07%	3.65%	3.39%	3.94%	3.81%

Taxable equivalent[4]	6.51	6.26	5.62	5.22	6.06	5.86

Current 30-day SEC yield[5]	N/A	3.74	3.28	3.10	N/A	3.50

Taxable equivalent[4]	N/A	5.75	5.05	4.77	N/A	5.38

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal and state combined tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M

Total annual fund operating expenses	0.79%	1.44%	1.59%	1.09%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from April 1, 2007, to September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.03	$ 7.29	$ 8.04	$ 5.53

Ending value (after expenses)	$1,008.50	$1,006.00	$1,004.20	$1,007.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2007, use the calculation method below. To find the value of your investment on April 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.05	$ 7.33	$ 8.09	$ 5.57

Ending value (after expenses)	$1,021.06	$1,017.80	$1,017.05	$1,019.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized expense ratio*	0.80%	1.45%	1.60%	1.10%

Average annualized expense ratio for Lipper peer group†	0.85%	1.50%	1.65%	1.15%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Tax Exempt Income Fund	25%	12%	13%	33%	24%

Lipper General Municipal Debt Funds category average	52%	38%	34%	49%	45%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 9/30/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund. For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2007, and September 30, 2006.

Trustee and Putnam employee fund ownership

As of September 30, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$134,000	$ 91,000,000

Putnam employees	$136,000	$753,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam Municipal Bond Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 83rd percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size—as has been the case for many Putnam funds in recent years—these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process—as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel—but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

46th	31st	37th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 241, 233 and 217 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General Municipal Debt Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 27%, 23% and 42%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 62nd out of 236, 47th out of 212, and 57th out of 138, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund, including the fund’s portfolio, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 9, 2007

The fund’s portfolio 9/30/07

Key to abbreviations

AMBAC AMBAC Indemnity Corporation

CIFG CIFG Assurance North America, Inc.

COP Certificate of Participation

FGIC Financial Guaranty Insurance Company

FHA Insd. Federal Housing Administration Insured

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRN Floating Rate Notes

FSA Financial Security Assurance

GNMA Coll. Government National Mortgage Association Collateralized

G.O. Bonds General Obligation Bonds

MBIA MBIA Insurance Company

PSFG Permanent School Fund Guaranteed

Radian Insd. Radian Group Insured

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes

XLCA XL Capital Assurance

MUNICIPAL BONDS AND NOTES (100.6%)*

	Rating**	Principal amount	Value

Alabama (0.6%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll., 6.05s, 4/1/17	Aaa	$ 1,315,000	$ 1,335,632
Ser. F, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	3,000,000	3,141,390
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s, 10/1/37	Aaa	3,000,000	3,135,240
U. of AL Rev. Bonds (Hosp. Birmingham), Ser. A, AMBAC, 5s, 9/1/14	Aaa	500,000	532,085
			8,144,347

Alaska (0.2%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A, 4.4s, 12/1/31	Aaa	2,205,000	2,222,508

Arizona (1.9%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C. Lincoln
Hlth. Network), 6 7/8s, 12/1/20 (Prerefunded)	BBB	600,000	669,090
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande Regl. Med.
Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,850,000	4,174,055
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra Vista Regl.
Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BB+/P	5,915,000	6,130,188
Mesa, Util. Syst. Rev. Bonds, FGIC
7 1/4s, 7/1/12	Aaa	3,635,000	4,213,801
7 1/4s, 7/1/12 (Prerefunded)	Aaa	6,365,000	7,375,507
Queen Creek, Special Assmt. Bonds (Dist. No. 001), 5s, 1/1/26	Baa2	725,000	714,705
Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds (Scottsdale Hlth.
Care), 5.8s, 12/1/31 (Prerefunded)	A3	2,475,000	2,692,850
Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds (Yavapai Regl. Med.
Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	514,535
			26,484,731

Arkansas (0.5%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington Regl. Med.
Ctr.), 7 3/8s, 2/1/29 (Prerefunded)	Baa2	4,900,000	5,310,277
Fayetteville, Sales & Use Tax Cap. Impt. Rev. Bonds, Ser. A,
FSA, 4s, 11/1/21	Aaa	250,000	246,550
Springdale, Sales & Use Tax Rev. Bonds, FSA, 4.05s, 7/1/26	Aaa	1,500,000	1,504,485
			7,061,312

California (4.8%)
Anaheim, Pub. Fin. Auth. Swr. Rev. Bonds, MBIA, 4 3/4s, 2/1/33	Aaa	5,800,000	5,808,294
Azusa, Cmnty. Fac. Dist. Special Tax Bonds, 5s, 9/1/21	BB–/P	1,000,000	966,870
CA Edl. Fac. Auth. Rev. Bonds
(Scripps College), 5s, 8/1/31	A1	500,000	505,165
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,224,404

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

California continued
CA Infrastructure & Econ. Dev. Bank Rev. Bonds (Science Ctr.
Phase II), Ser. B, FGIC, 5s, 5/1/23	AAA	$ 640,000	$ 673,242
CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA), 5 1/4s, 2/1/37	Baa2	250,000	243,058
CA State G.O. Bonds
MBIA, 5 3/4s, 12/1/11	Aaa	225,000	240,431
MBIA, 5 1/4s, 10/1/13	AAA	1,125,000	1,225,553
5 1/8s, 4/1/23	A1	3,000,000	3,135,480
5s, 11/1/30	A1	5,000	5,096
5s, 11/1/30 (Prerefunded)	A1	60,000	63,461
5s, 2/1/29 (Prerefunded)	A1	265,000	280,823
5s, 2/1/29 (Prerefunded)	A1	50,000	53,986
CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A
5 1/2s, 5/1/11	A1	500,000	531,435
6s, 5/1/15 (Prerefunded)	Aaa	14,500,000	16,157,350
5 1/4s, 5/1/20 (Prerefunded)	Aaa	1,100,000	1,191,102
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s, 7/1/16	AA+	6,000,000	6,278,640
CA Statewide Cmnty., Dev. Auth. Rev. Bonds (Huntington
Memorial Hosp.), 5s, 7/1/21	A+	1,750,000	1,791,615
CA Statewide Cmntys., Dev. Auth. Apt. Mandatory Put Bonds
(Irvine Apt. Cmntys.), Ser. A-3, 5.1s, 5/17/10	A–/F	875,000	891,625
Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas), Ser. B, 5s, 12/1/27	A1	200,000	203,334
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	4,000,000	44,000
Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	500,000	504,965
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	A–	300,000	303,045
Garvey, School Dist. G.O. Bonds (Election of 2004), FSA,
zero %, 8/1/26	Aaa	545,000	224,769
Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-1, 4 1/2s, 6/1/27	BBB	5,535,000	5,190,778
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38 (Prerefunded)	Aaa	1,500,000	1,651,005
(Tobacco Settlement), Ser. B, AMBAC, FHLMC Coll., FNMA Coll.,
5s, 6/1/38 (Prerefunded)	Aaa	530,000	566,549
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	315,000	318,355
Lompoc, Hlth. Care Dist. G.O. Bonds (Election of 2005),
Ser. B, XLCA
5s, 8/1/29	Aaa	1,285,000	1,327,675
5s, 8/1/28	Aaa	1,125,000	1,163,700
Ontario, COP (Wtr. Syst. Impt.), MBIA, 5s, 7/1/29	Aaa	500,000	516,190
Rancho Mirage, JT Powers Fin. Auth. Rev. Bonds (Eisenhower Med.
Ctr.), 5 7/8s, 7/1/26 (Prerefunded)	A3	3,300,000	3,750,021
Rancho Santiago, Cmnty. Coll. Dist. G.O. Bonds, FSA, 5s, 9/1/14	Aaa	1,000,000	1,085,590
Riverside Cnty., Asset Leasing Corp. Leasehold Rev. Bonds
(Riverside Cnty. Hosp.), MBIA, zero %, 6/1/25	Aaa	4,000,000	1,736,760
San Bernardino, City U. School Dist. G.O. Bonds, Ser. A, FSA,
5s, 8/1/28	Aaa	5,005,000	5,205,901
			65,060,267

Colorado (0.9%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,032,230
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,049,380
(Hosp. Impt. — NCMC, Inc.), FSA, 5 3/4s, 5/15/19 (Prerefunded)	Aaa	3,000,000	3,134,400
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	2,520,000	2,677,903
6 3/8s, 12/15/30 (Prerefunded)	A3	2,480,000	2,709,003
Denver, City & Cnty. Arpt. Rev. Bonds, Ser. E, MBIA,
5 1/4s, 11/15/23	Aaa	2,250,000	2,275,583
			12,878,499

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Connecticut (0.5%)
CT State Dev. Auth. Rev. Bonds (Mystic Marine Life Aquarium),
Ser. A, 4 5/8s, 5/1/37	Aa3	$ 2,500,000	$ 2,396,875
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care Rev. Bonds
(Elim Street Park Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	769,403
CT State Dev. Auth. Poll. Control Rev. Bonds (Western MA),
Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	3,092,490
			6,258,768

Delaware (—%)
GMAC Muni. Mtge. Trust 144A sub. notes, Ser. A1-2, 4.9s, 10/31/39	A3	500,000	501,465

District of Columbia (0.6%)
DC G.O. Bonds, Ser. A, FSA, 5s, 6/1/26	Aaa	5,005,000	5,178,473
DC Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 5/15/40	BBB	460,000	476,312
6 1/4s, 5/15/24	BBB	895,000	926,397
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC, 5s, 10/1/33	Aaa	1,005,000	1,028,497
District of Columbia G.O. Bonds, Ser. A, MBIA
5s, 6/1/15	Aaa	340,000	346,072
5s, 6/1/15 (Prerefunded)	Aaa	170,000	173,363
			8,129,114

Florida (11.0%)
Aberdeen Cmnty., Dev. Dist. Special Assmt. Bonds, 5 1/2s, 5/1/36	BB–/P	550,000	498,718
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds (Health
First, Inc.), 5s, 4/1/34	A2	3,520,000	3,499,514
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. B, 5 7/8s, 5/1/14	BB–/P	750,000	754,628
Clearwater Cay, Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A,
5 1/2s, 5/1/37	BB–/P	2,100,000	1,837,878
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds (Baptist Hosp. &
Baptist Manor), 5 1/8s, 10/1/19	Baa1	1,500,000	1,517,610
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds, Ser. B, 5s, 11/1/07	BB/P	5,000	5,000
FL Hsg. Fin. Corp. Rev. Bonds
(Home Owner Mtge.), Ser. 7, FSA, 6s, 1/1/21	Aaa	695,000	697,989
Ser. G, 5 3/4s, 1/1/37	Aa1	1,750,000	1,861,388
(Noah’s Landing Apts.), Ser. H-1, FSA, 5 3/8s, 12/1/41	Aaa	1,710,000	1,734,983
Ser. 3, 5s, 1/1/36	Aa1	2,675,000	2,725,905
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
5s, 1/1/36	Aa1	1,825,000	1,852,959
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
4.3s, 7/1/15	Aa1	345,000	341,398
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
4.2s, 7/1/14	Aa1	340,000	333,084
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
4.1s, 7/1/13	Aa1	300,000	293,760
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
4.1s, 1/1/13	Aa1	250,000	247,545
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
4s, 7/1/12	Aa1	200,000	196,882
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
3.7s, 1/1/10	Aa1	185,000	183,137
(Home Owner Mtge.), Ser. 1, GNMA Coll., FNMA Coll., FHLMC Coll.,
3 1/2s, 1/1/09	Aa1	150,000	149,687
FL State Board of Ed. Pub. Ed. G.O. Bonds, Ser. D, 5s, 6/1/19	AAA	2,205,000	2,323,475
FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A, 6.05s, 10/1/22	BBB/P	2,000,000	2,080,000
Flagler Cnty., School Board COP, Ser. A, FSA, 5s, 8/1/19	Aaa	500,000	524,720
Fleming Island, Plantation Cmnty. Dev. Dist. Special Assmt.,
MBIA, 4 1/2s, 5/1/27	Aaa	1,000,000	973,300

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Florida continued
Fleming Island, Plantation Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. B, 7 3/8s, 5/1/31 (Prerefunded)	AAA	$ 750,000	$ 826,110
Gateway Svcs. Cmnty., Dev. Dist. Special Assmt. Bonds
(Stoneybrook), 5 1/2s, 7/1/08	BB+/P	10,000	10,006
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
5 1/4s, 6/1/20	BBB+	1,000,000	1,033,660
U.S. Govt. Coll., 7 1/4s, 10/1/29 (Prerefunded)	AAA/F	7,030,000	7,880,700
Hernando Cnty., Rev. Bonds (Criminal Justice Complex Fin.),
FGIC, 7.65s, 7/1/16	Aaa	18,500,000	23,676,115
Highlands Cnty., Hlth. Fac. Auth. FRN (Adventist Hlth.), Ser. A,
5s, 11/15/23	A1	200,000	203,864
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31 (Prerefunded)	A1	1,000,000	1,096,840
Hillsborough Cnty., Cmnty. Investment Tax Rev. Bonds, AMBAC,
5s, 5/1/24	Aaa	1,250,000	1,299,775
Islands at Doral III, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. 04-A, 5.9s, 5/1/35	BB/P	490,000	486,673
Kissimmee, Util. Auth. Rev. Bonds, FSA, 5 1/4s, 10/1/18	Aaa	2,270,000	2,434,916
Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/23	Aaa	2,575,000	2,716,136
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	BB–/P	2,500,000	2,537,475
(Shell Point Village), Ser. A, 5 1/2s, 11/15/29 (Prerefunded)	AAA	4,900,000	5,140,492
Leesburg, Cap. Impt. Rev. Bonds, FGIC, 5 1/4s, 10/1/27	Aaa	1,600,000	1,694,944
Martin Cnty., Util. Syst. Rev. Bonds, AMBAC, 5 1/4s, 10/1/19	Aaa	1,240,000	1,324,618
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount Sinai Med.
Ctr.), Ser. A
6.8s, 11/15/31	Ba1	1,000,000	1,051,840
6.7s, 11/15/19	Ba1	3,700,000	3,925,922
Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev. Bonds,
Ser. B, FGIC, 5 1/4s, 7/1/26	Aaa	3,000,000	3,177,720
Miami-Dade Cnty., School Board COP, Ser. D, FGIC, 5s, 8/1/29	AAA	4,225,000	4,308,106
North Broward, Hosp. Dist. Rev. Bonds
6s, 1/15/31	A2	235,000	246,705
6s, 1/15/31 (Prerefunded)	A2	2,340,000	2,527,808
Oakstead, Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds, Ser. A, U.S.
Govt. Coll., 7.2s, 5/1/32 (Prerefunded)	AAA	2,095,000	2,260,777
Okeechobee Cnty., Solid Waste Mandatory Put Bonds (Waste
Mgt./Landfill), Ser. A, 4.2s, 7/1/09	BBB	750,000	745,725
Old Palm, Cmnty. Dev. Dist. Special Assmt. Bonds (Palm Beach
Gardens), Ser. A, 5.9s, 5/1/35	BB/P	490,000	482,753
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Orlando Regl. Hlth. Care)
Ser. A, MBIA, 6 1/4s, 10/1/18	Aaa	3,000,000	3,518,160
U.S. Govt. Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	3,340,000	3,667,053
Osceola Cnty., Indl. Dev. Auth. Rev. Bonds (Cmnty. Provider
Pooled Loan Program), Ser. A, FSA, 7 3/4s, 7/1/10	Aaa	66,000	66,103
Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt. Bonds, 5.7s, 5/1/37	BB–/P	300,000	282,078
Palm Coast, Util. Syst. Rev. Bonds, MBIA
5s, 10/1/24	AAA	1,000,000	1,038,250
5s, 10/1/23	Aaa	1,000,000	1,038,780
Pasco Cnty., School Board COP, Ser. A, AMBAC, 5s, 8/1/24	Aaa	2,235,000	2,306,565
Port Everglades, Port. Auth. Rev. Bonds, U.S. Govt. Coll.,
7 1/8s, 11/1/16 (Prerefunded)	AAA	6,710,000	7,664,833
South Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B-2, 5 3/8s, 5/1/13	BB–/P	750,000	728,018
South Broward, Hosp. Dist. Rev. Bonds, MBIA, 4 3/4s, 5/1/28	Aaa	2,000,000	2,022,960
South Miami, Hlth. Fac. Auth. Rev. Bonds (Baptist Hlth.),
5 1/4s, 11/15/33 (Prerefunded)	AA–	2,750,000	2,955,645
South Miami, Hlth. Fac. Hosp. Rev. Bonds (Baptist Hlth. South FL
Group), 5s, 8/15/27	Aa3	7,050,000	7,164,915

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Florida continued
South Village, Cmnty. Dev. Dist. Rev. Bonds, Ser. A, 5.7s, 5/1/35	BB–/P	$ 485,000	$ 464,843
St. Lucie Cnty., School Board COP, Ser. A, FSA, 5s, 7/1/23	Aaa	4,300,000	4,451,403
Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist. Loan
Program), FSA, 7.15s, 11/1/15	Aaa	4,800,000	5,924,352
Sunrise, Util. Syst. Rev. Bonds, AMBAC, 5.2s, 10/1/22	Aaa	5,995,000	6,524,059
Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds (New Port),
Ser. A, 5 7/8s, 5/1/38	BB–/P	325,000	288,382
Tampa, Hosp. Rev. Bonds (H. Lee Moffit Cancer & Research Inst.),
Ser. A, 5 3/4s, 7/1/29	A	2,500,000	2,558,300
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds, 5.4s, 5/1/37	BB–/P	100,000	88,842
U. Central FL Assn., Inc. COP, Ser. A, FGIC, 5 1/4s, 10/1/34	Aaa	500,000	521,070
Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap. Impt.),
Ser. A, 6 5/8s, 5/1/33	BBB–/P	930,000	968,158
Waterlefe, Cmnty., Dev. Dist. Rev. Bonds (Cap. Impt.), Ser. B,
6 1/4s, 5/1/10	BB+/P	320,000	321,942
Wentworth Estates, Cmnty. Dev. Dist. Special Assmt. Bonds,
Ser. B, 5 1/8s, 11/1/12	BB–/P	180,000	172,867
West Palm Beach Cmnty., Redev. Agcy. Tax Alloc.
(Northwood-Pleasant Cmnty.), 5s, 3/1/29	A	375,000	380,903
			150,841,721

Georgia (2.9%)
Atlanta, Arpt. Rev. Bonds, Ser. A, FGIC, 5.6s, 1/1/30 (Prerefunded)	Aaa	1,000,000	1,054,140
Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth. Care
Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18 (Prerefunded)	AAA	1,000,000	1,132,100
GA Muni. Elec. Pwr. Auth. Rev. Bonds
Ser. B, FGIC, 8 1/4s, 1/1/11	Aaa	10,000,000	11,388,000
Ser. 05-Y, AMBAC, 6.4s, 1/1/13	Aaa	20,280,000	22,283,258
Ser. 05-Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)	AAA	220,000	239,182
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s, 1/1/13 (Prerefunded)	Aaa	1,310,000	1,431,830
Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl. Paper Co.),
Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	2,019,635
			39,548,145

Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam. Mtge.), Ser. C-2,
FHA Insd., 5.15s, 7/1/29	Aaa	505,000	506,303
Madison Cnty., Hosp. COP, 5 1/8s, 9/1/13	BBB–	250,000	254,515
			760,818

Illinois (1.2%)
Chicago, Board of Ed. VRDN, CIFG, 4.05s, 3/1/12	VMIG1	2,800,000	2,800,000
Cook Cnty., G.O. Bonds, Ser. B, MBIA, 5s, 11/15/29	Aaa	1,250,000	1,290,713
IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.), 5s, 12/1/33	Aaa	2,250,000	2,308,590
IL Edl. Fac. Auth. Mandatory Put Bonds (U. of Chicago), Ser. B,
4.05s, 7/1/09	Aa1	1,000,000	1,007,670
IL Fin. Auth. Rev. Bonds (Newman Foundation), Radian Insd.,
5s, 2/1/32	AA	3,000,000	2,958,240
IL Hlth. Fac. Auth. Rev. Bonds (Children’s Memorial Hosp.),
Ser. A, AMBAC, 5 3/4s, 8/15/25 (Prerefunded)	Aaa	2,000,000	2,098,160
IL Hsg. Dev. Auth. Rev. Bonds (Homeowner Mtge.), Ser. C-1
3.45s, 2/1/11	Aa2	200,000	197,118
3 3/8s, 8/1/10	Aa2	290,000	288,869
IL State G.O. Bonds, FSA, 5 3/8s, 10/1/12	Aaa	1,650,000	1,783,568
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, FSA, 5s, 1/1/22	Aaa	1,000,000	1,052,000
Will Cnty., Cmnty. Construction G.O. Bonds (School Dist. No.
30-C Troy Twp.), Ser. B, FSA, 5 1/4s, 2/1/19	Aaa	895,000	956,952
			16,741,880

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Indiana (1.3%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.), 5s, 10/1/24	BBB–/F	$ 965,000	$ 938,096
IN Bk. Special Program Gas Rev. Bonds, Ser. A, 5 1/4s, 10/15/21	Aa2	6,150,000	6,449,382
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.), Ser. A,
AMBAC, 5s, 5/1/24	Aaa	3,000,000	3,087,540
IN Hlth. Fac. Fin. Auth. VRDN (Fayette Memorial Hosp. Assn.),
Ser. A, 4.1s, 10/1/32	A–1+	1,295,000	1,295,000
IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds (St. Francis), Ser. A,
MBIA, 5 3/8s, 11/1/27 (Prerefunded)	Aaa	300,000	306,396
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds (USX Corp.),
5.6s, 12/1/32	Baa1	4,150,000	4,226,485
IN U. Rev. Bonds (IN U. Fac.), AMBAC, 5 1/4s, 11/15/23	Aaa	700,000	744,338
Indianapolis, Local Pub. Impt. Board Rev. Bonds, Ser. D, FGIC,
5s, 1/1/13	Aaa	645,000	684,919
Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.), 5 1/2s, 11/1/32	AA	500,000	509,275
			18,241,431

Iowa (1.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D, GNMA
Coll., FNMA Coll., 5s, 1/1/36	Aaa	3,155,000	3,225,672
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Genesis Med Ctr), 6 1/4s, 7/1/25	A1	1,500,000	1,573,260
(Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	7,795,000	9,370,292
(Care Initiatives), 9.15s, 7/1/09 (Prerefunded)	AAA	50,000	52,116
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	680,678
Ser. B, zero %, 6/1/34	BBB	2,500,000	2,307,825
			17,209,843

Kansas (0.7%)
Junction City, G.O. Bonds, Ser. A, 5s, 6/1/08	BBB–/P	1,925,000	1,939,130
KS State Dev. Fin. Auth. Rev. Bonds, Ser. K, MBIA
5 1/4s, 11/1/26	Aaa	1,355,000	1,455,893
5 1/4s, 11/1/25	Aaa	1,620,000	1,744,740
KS State Dev. Fin. Auth. Hlth. Fac. Rev. Bonds (Stormont-Vail
Hlthcare, Inc.), Ser. L, MBIA, 5 1/8s, 11/15/32	Aaa	1,260,000	1,308,825
Lawrence, Hosp. Rev. Bonds, 5 1/8s, 7/1/26	A3	1,000,000	1,013,640
Lenexa, Hlth. Care Rev. Bonds (LakeView Village), Ser. C,
6 7/8s, 5/15/32 (Prerefunded)	AAA	500,000	572,145
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/19	A1	750,000	780,525
5s, 10/1/15	A1	500,000	526,230
			9,341,128

Kentucky (—%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds (Norton Hlth.
Care), Ser. A, 6 5/8s, 10/1/28	A–/F	245,000	259,671

Louisiana (0.6%)
Ernest N. Morial-New Orleans, Exhibit Hall Auth. Special Tax
Bonds, Ser. A, AMBAC, 5 1/4s, 7/15/21 (Prerefunded)	Aaa	500,000	542,155
LA Hsg. Fin. Mtge. Agcy. Rev. Bonds (Single Fam. Home
Ownership), Ser. A-2, GNMA Coll., FNMA Coll., 5.8s, 6/1/36	Aaa	3,125,000	3,299,438
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds (Cypress
Apts.), Ser. A, GNMA Coll., 5 1/2s, 4/20/38	Aaa	2,000,000	2,121,740
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B, 5 1/2s, 5/15/30	BBB	2,500,000	2,487,025
			8,450,358

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Maine (0.1%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds, Ser. C, FSA
5 3/4s, 7/1/30	Aaa	$ 300,000	$ 318,117
5 3/4s, 7/1/30 (Prerefunded)	Aaa	1,200,000	1,280,256
			1,598,373

Maryland (0.7%)
Baltimore Cnty., Rev. Bonds (Oak Crest Village, Inc. Fac.),
Ser. A, 5s, 1/1/22	BBB+	100,000	100,213
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt. Coll., 8s, 5/15/29
(Prerefunded)	AAA	5,000,000	5,675,600
MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Medstar Hlth.), 5 3/4s, 8/15/14	A3	1,845,000	1,979,833
(Peninsula Regl. Med. Ctr.), 5s, 7/1/16	A2	1,200,000	1,262,400
			9,018,046

Massachusetts (3.3%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, MBIA, 5 1/2s, 1/1/11	Aaa	1,500,000	1,585,035
MA State Dev. Fin. Agcy. Rev. Bonds (Wheelock College), Ser. C,
5 1/4s, 10/1/29	BBB	3,300,000	3,307,623
MA State Dev. Fin. Agcy. Higher Ed. Rev. Bonds
(Emerson College), Ser. A, 5s, 1/1/19	A–	820,000	860,164
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	2,950,000	3,142,311
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	4,750,000	4,970,543
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	Aaa	5,850,000	5,974,722
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	900,000	948,006
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	1,042,280
(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	1,350,000	1,426,194
(Partners Hlth. Care Syst.), Ser. C, 5 3/4s, 7/1/21	Aa2	5,000,000	5,288,750
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,035,980
(Caritas Christian Oblig. Group), Ser. A, 5 5/8s, 7/1/20	BBB	1,645,000	1,671,386
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB–	450,000	459,716
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/09	BBB–	1,135,000	1,154,897
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	482,420
(Partners Healthcare Syst.), Ser. F, 5s, 7/1/22	Aa2	1,000,000	1,040,950
(New England Med. Ctr. Hosp.), Ser. H, FGIC, 5s, 5/15/11	Aaa	1,000,000	1,044,280
(Worcester City Campus Corp.), Ser. F, FGIC, 4 1/2s, 10/1/25	Aaa	600,000	603,084
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15 (Prerefunded)	AAA/P	725,000	863,417
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30 (Prerefunded)	BBB+/F	1,965,000	2,117,523
MA State Port Auth. Rev. Bonds, 13s, 7/1/13 (Prerefunded)	AAA/P	4,715,000	6,079,285
			45,098,566

Michigan (2.8%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC, 5 1/4s, 4/1/24	Aaa	500,000	524,355
Detroit, Swr. Disp. FRN, Ser. D, FSA, 4.191s, 7/1/32	Aaa	1,465,000	1,428,097
Detroit, Swr. Disp. VRDN, Ser. B, FSA, 4s, 7/1/33	VMIG1	5,920,000	5,920,000
Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.), 6s, 7/1/20	Ba1	525,000	538,766
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City), Ser. A, 5 3/4s, 9/1/17	Ba1	535,000	543,474
(Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17 (Prerefunded)	Ba1	465,000	478,704
MI Muni. Board Auth. Rev. Bonds (State Clean Wtr. Revolving
Fund), 5s, 10/1/22	Aaa	3,450,000	3,649,686
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	3,000,000	3,114,210
(Holland Cmnty. Hosp.), Ser. A, FGIC, 5 3/4s, 1/1/21	A+	1,250,000	1,327,150
(Oakwood Oblig. Group), 5 1/2s, 11/1/17	A2	1,000,000	1,056,430
(Midmichigan Hlth. Oblig. Group), Ser. A, 5s, 4/15/26	A1	930,000	935,757
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	500,000	465,585

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Michigan continued
MI State Hosp. Fin. Auth. Rev. Bonds
(Hosp. Sparrow), 5s, 11/15/24	A1	$ 455,000	$ 460,747
(Sparrow Hosp.), 5 5/8s, 11/15/31 (Prerefunded)	A1	2,000,000	2,173,260
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 3.9s, 6/1/30	AA+	3,170,000	3,162,963
MI State Hsg. Dev. Auth. Ltd. Oblig. Rev. Bonds
(Parkway Meadows), FSA, 4s, 10/15/10	Aaa	1,005,000	1,010,407
MI State Strategic Fund Solid Waste Disp. Rev. Bonds (SD
Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,038,250
MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 12/1/13	A3	5,000,000	5,224,250
MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 6s, 6/1/34	BBB	1,000,000	1,001,360
			38,053,451

Minnesota (0.8%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.), 4.95s, 7/1/22	A–	1,250,000	1,257,738
Martin Cnty., Hosp. Rev. Bonds (Fairmont Cmnty. Hosp. Assn.),
6 5/8s, 9/1/22	BBB–/P	4,010,000	4,183,352
MN Agricultural & Econ. Dev. Board Rev. Bonds
(Evangelical Lutheran), 6s, 2/1/27	A3	1,625,000	1,706,998
MN State Higher Ed. Fac. Auth. VRDN (St. Olaf College),
Ser. 5-M2, 4.05s, 10/1/20	VMIG1	1,825,000	1,825,000
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.), Ser. H, 4.3s, 1/1/13	Aa1	670,000	669,652
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Healtheast),
6s, 11/15/25	Baa3	250,000	264,275
Winona, Hlth. Care Fac. Rev. Bonds, Ser. A, 6s, 7/1/34	BBB	500,000	513,595
			10,420,610

Mississippi (0.6%)
Jackson Cnty., Poll. Control VRDN (Chevron USA, Inc.), 4s, 6/1/23	P–1	3,400,000	3,400,000
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. G, GNMA Coll., FNMA Coll., 6.7s, 11/1/29	Aaa	620,000	630,503
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	2,505,000	2,562,039
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	1,265,000	1,309,262
			7,901,804

Missouri (3.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (St. Francis Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	3,250,000	3,348,410
5 1/2s, 6/1/27	A+	3,250,000	3,366,253
Jackson Cnty., Special Oblig. Rev. Bonds (Harry S. Truman Sports
Complex), AMBAC, 5s, 12/1/22	Aaa	1,000,000	1,056,370
MO Dev. Fin. Board Cultural Fac. VRDN (Nelson Gallery
Foundation), Ser. B, MBIA, 4.04s, 12/1/31	VMIG1	1,000,000	1,000,000
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (Washington U.),
Ser. A, 5s, 2/15/33	Aaa	9,500,000	9,760,205
MO State Rev. Bonds (U. Auxiliary Enterprise Sys.), Ser. A,
XLCA, 5s, 4/1/26	Aaa	2,965,000	3,099,492
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds (BJC Hlth. Syst.)
5 1/4s, 5/15/32	Aa2	5,550,000	5,649,512
5 1/4s, 5/15/17	Aa2	3,000,000	3,149,880
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. B-1, GNMA Coll., FNMA Coll.,
7.45s, 9/1/31	AAA	315,000	324,428
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA Coll., FNMA
Coll., 6 3/4s, 3/1/34	AAA	295,000	305,750
(Single Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA Coll.,
6 1/2s, 9/1/29	AAA	200,000	207,874

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Missouri continued
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.4s, 9/1/29	AAA	$ 465,000	$ 476,360
(Single Fam. Homeowner Loan), Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	265,000	268,376
(Single Fam. Home Ownership Loan), Ser. B, GNMA Coll., FNMA
Coll., 5.8s, 9/1/35	AAA	3,920,000	4,147,478
(Single Fam. Home Ownership Loan), Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	1,290,000	1,350,772
(Single Fam. Home Ownership Loan), Ser. D, GNMA Coll., FNMA
Coll., 5.55s, 9/1/34	Aaa	575,000	583,067
MO State Hsg. Dev. Comm. Single Fam. Mtge. Rev. Bonds (Home
Ownership Loan), Ser. B, GNMA Coll., FNMA Coll.
3.85s, 9/1/10	AAA	135,000	133,664
3.6s, 9/1/09	AAA	150,000	149,183
MO State Pub. Bldg. Board Rev. Bonds, Ser. A, 5s, 10/15/19	Aa1	10,000,000	10,503,900
			48,880,974

Montana (0.3%)
Forsyth, Poll. Control VRDN (Pacific Corp.), 4.05s, 1/1/18	P–1	2,800,000	2,800,000
MT Fin. Auth. Hosp. Fac. Rev. Bonds (St. Peters Hosp.),
5s, 6/1/28	A3	1,810,000	1,832,028
			4,632,028

Nevada (0.5%)
Clark Cnty., Local Impt. Dist. Special Assmt. Bonds (No. 142),
6.1s, 8/1/18	BB/P	1,730,000	1,785,914
Fernley, G.O. Bonds (Wtr. & Swr.), FSA, 4 5/8s, 2/1/32	Aaa	4,345,000	4,322,754
Washoe Cnty., Arpt. Auth. Rev. Bonds, FSA, 5s, 7/1/11	Aaa	500,000	523,575
			6,632,243

New Hampshire (1.4%)
NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds (Lakes Region Hosp.
Assn.), 6 1/4s, 1/1/18 (Prerefunded)	BBB–/P	2,600,000	2,668,406
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	1,000,000	1,005,690
(Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08 (Prerefunded)	BBB–/P	500,000	502,640
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Hlth. Care Syst.-Covenant Hlth.), 6 1/8s, 7/1/31	A	4,000,000	4,228,960
(Southern NH Med. Ctr.), Ser. A, 5 1/4s, 10/1/28	A–	3,585,000	3,649,172
(Southern NH Med. Ctr.), Ser. A, 5 1/4s, 10/1/23	A–	1,820,000	1,871,306
NH Hlth. and Edl. Fac. Auth. Hosp. Rev. Bonds (Concord Hosp.),
FGIC, 5s, 10/1/24	Aaa	2,900,000	3,021,510
NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck Day Hlth.
Syst.), Ser. A, 7s, 10/1/29 (Prerefunded)	BBB–/P	900,000	976,419
NH State Hsg. Fin. Auth. Single Family Rev. Bonds (Mtge.
Acquisition), Ser. C, 5.85s, 1/1/35	Aa2	1,635,000	1,697,931
			19,622,034

New Jersey (4.8%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds (Perth Amboy Muni.
Complex), FGIC, 5s, 3/15/31	Aaa	3,500,000	3,605,840
NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	7,300,000	7,472,061
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	8,000,000	8,352,880
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt. Coll., 7 1/4s,
11/15/31 (Prerefunded)	AAA/P	3,150,000	3,597,678

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

New Jersey continued
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(South Jersey Hosp.), 6s, 7/1/12	A3	$ 5,000,000	$ 5,232,850
(Atlantic City Med.), 5 3/4s, 7/1/25	A+	280,000	293,563
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/36	A–	5,135,000	5,134,589
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A–	750,000	755,760
Ser. A, AMBAC, 6s, 7/1/12 (Prerefunded)	Aaa	2,000,000	2,209,340
(Atlantic City Med.), 5 3/4s, 7/1/25 (Prerefunded)	A+	220,000	240,447
NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC,
zero %, 12/15/24	Aaa	20,260,000	9,266,519
NJ State Trans. Trust Fund Auth. Rev. Bonds (Trans. Syst.)
Ser. B, MBIA, 6 1/2s, 6/15/10	Aaa	6,250,000	6,718,625
Ser. A, 5 5/8s, 6/15/14 (Prerefunded)	AAA	3,000,000	3,343,500
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. 1A, 5s, 6/1/29	BBB	2,100,000	1,878,744
Ser. 1A, 4 1/2s, 6/1/23	BBB	1,930,000	1,815,763
6 3/4s, 6/1/39 (Prerefunded)	AAA	2,000,000	2,309,960
6 3/8s, 6/1/32 (Prerefunded)	AAA	1,775,000	1,998,757
6 1/8s, 6/1/42 (Prerefunded)	AAA	1,600,000	1,768,224
			65,995,100

New Mexico (0.8%)
Farmington, Poll. Control VRDN (AZ Pub. Service Co.), Ser. B,
4s, 9/1/24	A–1+	7,500,000	7,500,000
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., FHLMC Coll., 6.1s, 7/1/29	AAA	1,010,000	1,014,505
Ser. D-2, GNMA Coll., FNMA Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	860,000	876,770
U. of NM Rev. Bonds (Hosp. Mtg.), FSA, FHA Insd., 5s, 1/1/24	Aaa	2,000,000	2,069,240
			11,460,515

New York (14.6%)
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds, Ser. D, MBIA,
5s, 9/1/20	Aaa	500,000	530,605
Metro. Trans. Auth. Rev. Bonds, Ser. B, MBIA, 5s, 11/15/28	Aaa	500,000	516,725
Nassau Cnty., Hlth. Care Syst. Rev. Bonds, FSA
6s, 8/1/15 (Prerefunded)	Aaa	5,000,000	5,321,300
6s, 8/1/14 (Prerefunded)	Aaa	4,410,000	4,693,387
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North Shore Hlth.
Syst.), Ser. C, 5 5/8s, 11/1/10	A3	505,000	510,934
NY City, G.O. Bonds
Ser. B, MBIA, 6 1/2s, 8/15/10	Aaa	13,235,000	14,308,359
Ser. B, 5 1/2s, 12/1/12	AA	5,970,000	6,397,273
Ser. G, 5 1/4s, 8/1/16	AA	625,000	686,000
Ser. M, 5s, 4/1/24	AA	7,725,000	8,013,143
Ser. J/J-1, 5s, 6/1/21	AA	250,000	262,530
Ser. I-1, 5s, 4/1/19	AA	75,000	79,359
Ser. B, U.S. Govt. Coll., 5 1/2s, 12/1/12 (Prerefunded)	AA	505,000	544,173
NY City, Indl. Dev. Agcy. Rev. Bonds (Queens Baseball
Stadium — Pilot)
5s, 1/1/25	Aaa	2,000,000	2,101,060
AMBAC, 5s, 1/1/23	Aaa	300,000	317,034
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (Polytechnic
U.), 6s, 11/1/20 (Prerefunded)	AAA	4,250,000	4,592,933
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds (Airis
JFK I LLC), Ser. A, 6s, 7/1/27	Baa3	11,500,000	11,604,650
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds (British
Airways PLC), 5 1/4s, 12/1/32	Ba1	200,000	184,032

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. D, 5s, 6/15/37	AA+	$ 10,850,000	$ 11,142,191
Ser. B, AMBAC, 5s, 6/15/28	Aaa	7,000,000	7,273,840
NY City, State Dorm. Auth. Lease Rev. Bonds (Court Fac.), 6s,
5/15/39 (Prerefunded)	AA–	2,800,000	3,001,208
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	AA–	10,900,000	12,616,205
(U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18	AA–	12,485,000	13,932,012
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	609,978
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	767,333
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	AA–	23,100,000	25,564,077
(Brooklyn Law School), Ser. B, XLCA, 5 3/8s, 7/1/22	Aaa	1,000,000	1,069,880
Ser. B, 5 1/4s, 11/15/29	AAA	1,000,000	1,070,440
(Rochester Inst. of Tech.), Ser. A, AMBAC, 5 1/4s, 7/1/19	Aaa	285,000	315,290
(Albany), Ser. A-1, FSA, FHA Insd., 5s, 2/15/14	Aaa	2,475,000	2,651,567
(State U. Edl. Fac.), MBIA, 6s, 5/15/16 (Prerefunded)	Aaa	7,500,000	8,042,850
(State U. Edl. Fac.), MBIA, 6s, 5/15/15 (Prerefunded)	Aaa	7,000,000	7,506,660
(North Shore Long Island Jewish Group), 5 3/8s, 5/1/23
(Prerefunded)	A–/F	2,000,000	2,178,940
NY State Dorm. Auth. Cap. Appn. Rev. Bonds (State U.), Ser. B,
MBIA, zero %, 5/15/09	Aaa	23,000,000	21,735,000
NY State Dorm. Auth. State Supported Debt Rev. Bonds (Mental
Hlth. Svcs. Fac. Impt.), Ser. B, FSA, 5s, 2/15/19	Aaa	1,465,000	1,564,268
NY State Energy Research & Dev. Auth. Fac. Mandatory Put Bonds,
4.7s, 10/1/12	A1	500,000	500,325
NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B, FGIC, 5 1/2s,
4/1/10 (Prerefunded)	Aaa	1,500,000	1,572,885
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden Hill Care Ctr.
Newburgh), Ser. C, 7s, 8/1/31	BB–/P	750,000	771,878
Port Auth. NY & NJ Rev. Bonds (Kennedy Intl. Arpt. — 4th
Installment), 6 3/4s, 10/1/11	BB+/P	75,000	76,178
Port Auth. NY & NJ Construction Rev. Bonds, FGIC,
4 3/4s, 10/15/28	Aaa	10,000,000	9,907,900
Port. Auth. NY & NJ Special Oblig. Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	2,200,000	2,230,712
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Retirement Rev. Bonds
(Jefferson’s Ferry), Ser. A, 7 1/4s, 11/1/28 (Prerefunded)	AAA	1,000,000	1,095,430
Westchester, Tobacco Asset Securitization Corp. Rev. Bonds,
5s, 6/1/26	BBB	1,000,000	976,220
			198,836,764

North Carolina (3.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, MBIA, 7s, 1/1/13	Aaa	11,680,000	12,941,790
Ser. D, 6 3/4s, 1/1/26	Baa1	5,000,000	5,274,750
AMBAC, 6s, 1/1/18	Aaa	7,000,000	8,147,580
Ser. A, 5 3/4s, 1/1/26	Baa1	5,000,000	5,158,550
NC Hsg. Fin. Agcy. Rev. Bonds FRN (Homeownership), Ser. 26,
Class A, 5 1/2s, 1/1/38	Aa2	1,000,000	1,054,170
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge. United Methodist), Ser. C, 5 1/4s, 10/1/24	BB+/P	250,000	239,168
(United Methodist Home), 7 1/8s, 10/1/23 (Prerefunded)	BB+/P	3,000,000	3,233,910
(First Mtge. Givens Estates), Ser. A, 6 1/2s, 7/1/32
(Prerefunded)	BB–/P	750,000	864,225
(First Mtge. — Forest at Duke), 6 3/8s, 9/1/32 (Prerefunded)	AAA/P	3,000,000	3,364,410

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

North Carolina continued
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1, Catawba Elec.)
Ser. B, 6 1/2s, 1/1/20	A3	$ 11,000,000	$ 11,633,380
Ser. A, 5 1/2s, 1/1/13	A3	200,000	214,054
U. of NC Syst. Pool Rev. Bonds, Ser. A, MBIA, 5s, 10/1/26	Aaa	1,530,000	1,608,030
			53,734,017

North Dakota (0.1%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru Hlth. Syst.
Oblig. Group), 7 1/8s, 8/15/24 (Prerefunded)	Baa2	1,000,000	1,104,450

Ohio (1.9%)
Cleveland, Parking Fac. Rev. Bonds, FSA, 5 1/4s, 9/15/22	Aaa	600,000	666,582
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/32	Aa3	4,250,000	4,538,193
Franklin Cnty., Rev. Bonds (Online Computer Library Ctr.),
5s, 4/15/11	A	500,000	517,315
Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth. Care Refurbish &
Impt.), Ser. A, 5 1/4s, 10/1/33	Aa3	750,000	764,663
Miami Cnty., Hosp. Fac. Rev. Bonds (Upper Valley Med. Ctr.)
5 1/4s, 5/15/21	A–	1,000,000	1,017,270
5 1/4s, 5/15/18	A–	500,000	515,345
5 1/4s, 5/15/14	A–	1,350,000	1,412,816
Midview, Local School Dist. COP (Elementary School Bldg. Fac.),
5 1/4s, 11/1/30	A	3,500,000	3,618,895
Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med. Ctr.),
6 3/4s, 4/1/22 (Prerefunded)	A2	1,000,000	1,085,160
OH State Higher Edl. Fac. Mandatory Put Bonds (Kenyon College)
5.05s, 7/1/16	A+	1,000,000	1,068,400
4.95s, 7/1/15	A+	5,000,000	5,299,700
OH State Higher Edl. Fac. Rev. Bonds (Case Western Reserve U.),
5 1/2s, 10/1/22 (Prerefunded)	AA–	1,000,000	1,086,140
OH State Wtr. Dev. Auth. Poll. Control Fac. Rev. Bonds,
6.1s, 8/1/20	Baa2	3,750,000	3,844,238
U. of Cincinnati Rev. Bonds, Ser. D, AMBAC, 5s, 6/1/23	Aaa	500,000	522,120
			25,956,837

Oklahoma (0.8%)
Grand River Dam Auth. Rev. Bonds, Ser. A, FSA, 5s, 6/1/12	Aaa	250,000	264,883
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	525,000	550,079
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll., FNMA Coll.,
7.1s, 9/1/26	Aaa	740,000	752,898
(Homeownership Loan), Ser. C-2, GNMA Coll., FNMA Coll.,
5.7s, 9/1/35	Aaa	1,595,000	1,680,636
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	795,000	789,387
OK State Cap. Impt. Auth. State Facs. Auth. VRDN (Higher Ed.),
Ser. D-2, CIFG, 4.05s, 7/1/32	VMIG1	200,000	200,000
OK State Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29	Aaa	3,470,000	3,625,560
5 3/4s, 8/15/29 (Prerefunded)	Aaa	2,530,000	2,656,525
			10,519,968

Oregon (0.6%)
OR State G.O. Bonds (Veterans Welfare), Ser. 81, 5 1/4s, 10/1/42	Aa2	6,335,000	6,445,989
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds (Single Fam.
Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	1,920,000	1,921,939
			8,367,928

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Pennsylvania (4.0%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds (UPMC Hlth.),
Ser. B, MBIA, 6s, 7/1/24	Aaa	$ 2,210,000	$ 2,596,816
Allegheny Cnty., Sanitation Auth. Swr. Rev. Bonds, MBIA
5 1/2s, 12/1/30	Aaa	150,000	158,346
5 1/2s, 12/1/30 (Prerefunded)	Aaa	850,000	905,658
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther Creek
Partners), 6.65s, 5/1/10	BBB–	4,650,000	4,744,442
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds (Jenners
Pond, Inc.), 7 1/4s, 7/1/24 (Prerefunded)	AAA/P	500,000	586,150
College Twp., Indl. Dev. Auth. Rev. Bonds (Nittany Valley Rehab.
Hosp.), 7 5/8s, 11/1/07 (Prerefunded)	AAA/P	405,000	406,231
Greater Johnstown, School Dist. G.O. Bonds, Ser. B, MBIA,
5 1/2s, 8/1/17	Aaa	1,250,000	1,336,050
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.)
5 1/2s, 3/15/26 (Prerefunded)	AA–	2,250,000	2,465,730
5.15s, 3/15/20 (Prerefunded)	AA–	50,000	53,867
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(Lehigh Valley Hosp. Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	4,000,000	4,042,760
(St. Luke’s Hosp. — Bethlehem), 5 3/8s, 8/15/33 (Prerefunded)	Baa1	750,000	816,083
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med. Ctr.), 6s,
1/1/43 (Prerefunded)	BBB+	2,500,000	2,813,375
PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak), Ser. A ,
6 1/4s, 11/1/31	A2	1,000,000	1,045,480
PA Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds, Ser. A,
6.4s, 1/1/09	B+	6,000,000	6,010,920
PA State Pub. School Bldg. Auth. Rev. Bonds (Philadelphia School
Dist.), FSA, 5 1/4s, 6/1/25 (Prerefunded)	Aaa	9,280,000	10,047,549
Philadelphia Auth. for Indl. Dev. Rev. Bonds, Ser. B, FSA,
5 1/4s, 10/1/10	Aaa	1,485,000	1,554,394
Philadelphia, G.O. Bonds, CIFG, 5s, 8/1/23	Aaa	6,000,000	6,291,960
Philadelphia, Auth. for Indl. Dev. VRDN (Fox Chase Cancer Ctr.),
4.04s, 7/1/25	A–1+	1,185,000	1,185,000
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
(Graduate Hlth. Syst.), 7 1/4s, 7/1/10 (In default) †	D/P	5,430,134	10,860
(Children’s Hosp. of Philadelphia), Ser. A, 4 1/2s, 7/1/33	Aa2	500,000	474,390
Philadelphia, Wtr. & Waste Wtr. Rev. Bonds
Ser. B, FGIC, 5 1/4s, 11/1/14	Aaa	500,000	537,000
Ser. A, FSA, 5s, 7/1/24	Aaa	3,000,000	3,138,900
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31	A	330,000	345,256
5 7/8s, 12/1/31 (Prerefunded)	A	1,120,000	1,224,059
Washington Cnty., Hosp. Auth. Rev. Bonds (Monongah Ela Vy
Hosp.), 6 1/4s, 6/1/22	A3	1,250,000	1,329,438
West Shore, Area Hosp. Auth. Rev. Bonds (Holy Spirit Hosp.),
6 1/4s, 1/1/32	BBB	500,000	514,735
York Cnty., G.O. Bonds, AMBAC, 5s, 6/1/21	Aaa	485,000	506,578
			55,142,027

Puerto Rico (1.7%)
Children’s Trust Fund Tobacco Settlement Rev. Bonds
5 1/2s, 5/15/39	BBB	750,000	751,763
5 3/8s, 5/15/33	BBB	250,000	250,238
Cmnwlth. of PR, G.O. Bonds, Ser. A
5s, 7/1/25	Baa3	1,000,000	1,023,170
5s, 7/1/24	Baa3	5,000,000	5,127,650
Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds
Ser. AA, 5s, 12/1/16	Baa3	3,295,000	3,490,987
Ser. B, 5s, 12/1/13	Baa3	250,000	263,798

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Puerto Rico continued
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. K, 5s, 7/1/17	BBB+	$ 2,900,000	$ 3,042,071
Ser. K, 5s, 7/1/13	BBB+	500,000	527,240
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	AAA	3,240,000	3,473,345
PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
(Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	250,000	265,968
PR Indl. Tourist Edl. Med. & Env. Control Facs. Rev. Bonds
(Auxilio Mutuo Oblig. Group), Ser. A, MBIA, 6 1/4s, 7/1/16	Aaa	3,800,000	3,805,890
PR Muni. Fin. Agcy. G.O. Bonds, Ser. A
5 1/4s, 8/1/24	Baa3	750,000	782,693
5s, 8/1/10	Baa3	250,000	257,553
PR Sales Tax Fin. Corp. Rev. Bonds, Ser. A, FGIC, zero %, 8/1/41	Aaa	350,000	66,945
			23,129,311

Rhode Island (0.4%)
RI State COP (Howard Ctr. Impt.), MBIA, 5 3/8s, 10/1/16	Aaa	5,000,000	5,056,700

South Carolina (1.8%)
Florence Cnty., Hosp. Rev. Bonds (McLeod Regl. Med. Ctr.),
Ser. A, FSA, 5 1/4s, 11/1/23	Aaa	2,500,000	2,657,625
Greenwood Cnty., Hosp. Rev. Bonds (Memorial Hosp.),
5 1/2s, 10/1/26	A2	2,000,000	2,060,580
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev. Bonds, 5 1/2s,
5/1/37 (Prerefunded)	A+	2,000,000	2,204,740
Lexington Cnty., Hlth. Svcs. Dist. Hosp. Rev. Bonds, 5s, 11/1/27	A+	5,000,000	5,059,050
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A, 6 1/2s, 8/15/32
(Prerefunded)	AAA	500,000	564,175
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds, Ser. A-2, AMBAC,
5s, 7/1/35	Aaa	1,885,000	1,925,659
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	BBB+/F	800,000	903,680
(Palmetto Hlth.), Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	1,115,000	1,245,790
(Palmetto Hlth.), Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	135,000	150,836
SC Tobacco Settlement Rev. Mgmt. Auth. Rev. Bonds, Ser. B,
6 3/8s, 5/15/30	BBB	7,000,000	7,357,700
			24,129,835

South Dakota (0.9%)
Brookings, COP, AMBAC, 5 1/4s, 12/1/19	Aaa	3,445,000	3,564,197
SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership Mtge.), Ser. J,
4.55s, 5/1/18	AAA	1,000,000	1,008,040
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prairie Lakes), 5.65s, 4/1/22	Baa1	1,250,000	1,263,875
(Sioux Valley Hosp. & Hlth. Syst.), Ser. A, 5 1/2s, 11/1/31	AA–	2,500,000	2,587,175
(Sanford Hlth.), 5s, 11/1/27	AA–	2,500,000	2,543,700
(Sanford Hlth.), 5s, 11/1/21	AA–	1,260,000	1,293,730
			12,260,717

Tennessee (1.1%)
Elizabethton, Hlth. & Edl. Fac. Board Rev. Bonds (Hosp. Ref. &
Impt.), Ser. B, 8s, 7/1/33	Baa1	3,000,000	3,408,450
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
(First Mtge. Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/33	Baa1	1,250,000	1,394,263
(Mountain States Hlth.), Ser. A, 7 1/2s, 7/1/25	Baa1	5,000,000	5,622,150
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.05s, 9/1/12	Baa2	2,000,000	2,062,120

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Tennessee continued
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board Rev. Bonds
(Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	$ 310,000	$ 349,382
6 1/2s, 9/1/26 (Prerefunded)	AAA	190,000	214,138
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac. Board Rev. Bonds
(Wellmont Hlth. Syst.), Ser. C, 5s, 9/1/22	BBB+	1,290,000	1,288,594
			14,339,097

Texas (12.3%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears Methodist
Retirement), Ser. A
7s, 11/15/33	BB–/P	715,000	761,732
5 7/8s, 11/15/18	BB–/P	4,250,000	4,316,428
Aldine, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG
5s, 2/15/25	Aaa	2,000,000	2,108,480
5s, 2/15/24	Aaa	2,000,000	2,113,220
Brazoria Cnty., Brazos River Harbor Naval Dist. (Dow
Chemical Co.), Ser. A-3, 5 1/8s, 5/15/33	A3	1,070,000	1,040,939
Bryan, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG,
5s, 2/15/26	AAA	3,345,000	3,505,393
Dallas, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/21	Aaa	12,500,000	12,940,000
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds, Ser. A,
PSFG, 5s, 2/15/29	Aaa	1,035,000	1,065,626
Gateway, Pub. Fac. Corp. Rev. Bonds (Stonegate Villas Apt.),
FNMA Coll., 4.55s, 7/1/34	Aaa	1,500,000	1,539,330
Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds (Georgetown Hlth.
Care Syst.), 6 1/4s, 8/15/29 (Prerefunded)	AAA/P	900,000	960,660
Houston, Wtr. & Swr. Rev. Bonds (Jr. Lien), FSA, 5s, 12/1/30
(Prerefunded)	Aaa	1,000,000	1,065,360
Humble, Indpt. School Dist. G.O. Bonds (School Bldg.), Ser. A,
FSA, 4 3/4s, 2/15/29	Aaa	1,800,000	1,818,900
Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B, FSA, 5s, 10/1/16	Aaa	750,000	807,795
Leander, Indpt. School Dist. G.O. Bonds, PSFG, zero %, 8/15/13	AAA	10,850,000	8,640,072
Mission Cons., Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/23	Aaa	840,000	882,118
Montgomery Cnty., G.O. Bonds, Ser. A, FSA, 5s, 3/1/21	Aaa	1,750,000	1,847,003
North East Indpt. School Dist. G.O. Bonds (School Bldg.),
Ser. A, PSFG
5s, 8/1/28	Aaa	8,500,000	8,882,160
5s, 8/1/26	Aaa	2,640,000	2,771,578
Northside Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/24	Aaa	1,705,000	1,769,807
Paris, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG,
5s, 2/15/25	Aaa	1,000,000	1,050,300
Pflugerville, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/29	Aaa	5,000,000	5,147,950
Plano, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/29	Aaa	1,705,000	1,755,451
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21	Baa2	2,500,000	2,599,225
Spring, Indpt. School Dist. G.O. Bonds, PSFG, 5s, 2/15/24	Aaa	500,000	519,005
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev.
Bonds (Buckner Retirement Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	1,024,390
5 1/4s, 11/15/22	A–	2,500,000	2,577,050
Tarrant Cnty., Hosp. Dist. Rev. Bonds, MBIA, 5 1/2s, 8/15/19	Aaa	1,870,000	1,995,384
TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds
(Gas Supply), Ser. A
5 1/4s, 12/15/25	Aa3	5,500,000	5,675,945
5 1/4s, 12/15/22	Aa3	5,000,000	5,180,200
TX State G.O. Bonds (Trans. Comm. Mobility Fund)
Ser. A, 5s, 4/1/33	Aa1	10,000,000	10,343,800
4 3/4s, 4/1/27	Aa1	5,000,000	5,053,300

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Texas continued
TX State Rev. Bonds, 6.2s, 9/30/11	Aa1	$ 20,800,000	$ 22,345,856
TX State Affordable Hsg. Corp. Single Fam. Mtge. Rev. Bonds
(Professional Ed. Home Loan), Ser. A-3, FHLMC Coll., GNMA
Coll., FNMA Coll., 5.6s, 2/1/39	Aaa	2,000,000	2,094,740
TX State Indl. Dev. Corp. Rev. Bonds (Arco Pipelines Co.),
7 3/8s, 10/1/20	Aa1	6,500,000	8,301,345
TX State Tpk. Auth. Rev. Bonds (Central Texas Tpk. Syst.),
Ser. A, AMBAC, 5 1/2s, 8/15/39	Aaa	1,000,000	1,059,790
TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	AAA	7,585,000	7,904,632
Victoria, Indpt. School Dist. G.O. Bonds (School Bldg.), PSFG,
5s, 2/15/24	Aaa	3,375,000	3,552,728
Victoria, Util. Syst. Rev. Bonds, AMBAC, 5s, 12/1/27	Aaa	3,960,000	4,123,112
Waco, Hlth. Fac. Dev. Corp. Mtge. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, MBIA, FHA Insd., 5s, 8/1/31	Aaa	9,200,000	9,370,292
West Harris Cnty., Regl. Wtr. Auth. Syst. Rev. Bonds, AMBAC,
5s, 12/15/24	Aaa	2,040,000	2,131,657
White Settlement, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG
zero %, 8/15/16	AAA	2,060,000	1,426,220
zero %, 8/15/15	AAA	1,595,000	1,159,055
zero %, 8/15/13	AAA	2,775,000	2,209,788
			167,437,816

Utah (0.6%)
Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp. Inc.), Ser. A, 8 1/8s, 5/15/15 (Prerefunded)	AAA	5,000,000	5,776,150
AMBAC, 6 3/4s, 5/15/20 (Prerefunded)	AAA	2,000,000	2,004,680
			7,780,830

Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	890,000	904,133
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,050,000	1,069,100
			1,973,233

Virgin Islands (—%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC, 5s, 10/1/24	Aaa	250,000	263,895

Virginia (3.0%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds (United Methodist),
Ser. A, 6 1/2s, 6/1/22	BB+/P	4,750,000	4,978,285
Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, FSA, 5.929s, 8/23/27	Aaa	20,000,000	23,002,600
Prince William Cnty., Indl. Dev. Auth. Hosp. Rev. Bonds (Potomac
Hosp. Corp.), 5.35s, 10/1/36	A3	1,500,000	1,538,220
VA State Res. Auth. Rev. Bonds (Clean Wtr. Revolving Fund),
4 3/4s, 10/1/27	Aaa	11,850,000	12,038,652
			41,557,757

Washington (2.3%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1 Production
Syst.), FGIC
5s, 9/1/25	Aaa	695,000	721,271
5s, 9/1/24	Aaa	615,000	638,991
Everett, Pub. Fac. Dist. Ltd. Sales Tax & Interlocal Rev. Bonds,
Ser. A
5s, 12/1/23	A	525,000	537,574
5s, 12/1/22	A	1,050,000	1,077,710

MUNICIPAL BONDS AND NOTES (100.6%)* continued

	Rating**	Principal amount	Value

Washington continued
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	$ 2,155,000	$ 2,224,865
6 1/2s, 6/1/26	BBB	3,580,000	3,758,893
WA State G.O. Bonds
(Motor Vehicle Fuel), Ser. D, 5 1/4s, 1/1/17	Aa1	1,500,000	1,564,320
(Motor Vehicle Fuel), Ser. B, MBIA, 5s, 7/1/24	Aaa	5,270,000	5,477,375
Ser. A, FSA, 5s, 7/1/23	Aaa	10,035,000	10,447,700
WA State Hlth. Care Fac. Auth. Rev. Bonds
(Group Hlth. Coop), Radian Insd., 5s, 12/1/22	AA	425,000	431,843
(Kadlec Med. Ctr.), Ser. A, 5s, 12/1/21	Aaa	3,000,000	3,122,850
WA State Hsg. Fin. Comm. Rev. Bonds (Single Family Program),
Ser. 2A, GNMA Coll., FNMA Coll., 5s, 12/1/25	Aaa	1,210,000	1,238,145
			31,241,537

West Virginia (0.5%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional Juvenile
Safety), Ser. A, MBIA, 5s, 6/1/29	Aaa	6,200,000	6,423,262

Wisconsin (1.2%)
Badger Tobacco Settlement Asset Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	1,000,000	1,060,840
6 3/8s, 6/1/32	BBB	10,615,000	11,035,566
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (Ascension Hlth.
Credit), Ser. A, 5s, 11/15/31	Aa2	3,340,000	3,373,934
Wilmot, Unified High School Dist. G.O. Bonds, Ser. B, FSA,
5s, 3/1/24	Aaa	1,000,000	1,050,510
			16,520,850

Total municipal bonds and notes (cost $1,312,393,661)			$ 1,373,226,581

PREFERRED STOCKS (0.9%)*

		Shares	Value

Charter Mac. Equity Trust 144A FRN Ser. A, 6.625% cum. pfd.		4,000,000	$ 4,154,120
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
6.875% cum. pfd.		6,000,000	6,256,080
MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		2,000,000	2,147,320

Total preferred stocks (cost $12,000,000)			$ 12,557,520

CORPORATE BONDS AND NOTES (0.3%)* (cost $3,500,000)

		Principal amount	Value

GMAC Muni. Mtge. Trust 144A sub. notes Ser. A1-1, 4.15s, 2039		$ 3,500,000	$ 3,460,170

TOTAL INVESTMENTS

Total investments (cost $1,327,893,661)			$ 1,389,244,271

* Percentages indicated are based on net assets of $1,365,327,390.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at September 30, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

(F) Is valued at fair value following procedures approved by the Trustees.

At September 30, 2007, liquid assets totaling $328,403 have been designated as collateral for open swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, and FRN are the current interest rates at September 30, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following industry concentrations greater than 10% at September 30, 2007 (as a percentage of net assets):

Health care	28.3%
State government	18.0
Utilities and power	15.3
Local government	14.3

The fund had the following insurance concentration greater than 10% at September 30, 2007 (as a percentage of net assets):

MBIA	11.6%

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/07

		Fixed payments	Total return
Swap counterparty /	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
$7,500,000	2/28/08	—	Municipal Market	$151,118
			Data AAA
			municipal 10
			Year rate

Lehman Brothers Special Financing, Inc.
7,500,000	2/29/08	—	4.27% minus	177,285
			Lehman Brothers
			Municipal Swap
			Index

Total				$328,403

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,327,893,661)	$1,389,244,271

Cash	534,735

Interest and other receivables	21,110,890

Receivable for shares of the fund sold	667,580

Receivable for securities sold	179,400

Receivable from Manager (Note 2)	178,264

Unrealized appreciation on swap contracts (Note 1)	328,403

Total assets	1,412,243,543

LIABILITIES

Distributions payable to shareholders	1,730,844

Payable for securities purchased	6,140,500

Payable for shares of the fund repurchased	36,112,612

Payable for compensation of Manager (Note 2)	1,638,976

Payable for investor servicing (Note 2)	100,119

Payable for Trustee compensation and expenses (Note 2)	347,879

Payable for administrative services (Note 2)	3,498

Payable for distribution fees (Note 2)	667,088

Other accrued expenses	174,637

Total liabilities	46,916,153

Net assets	$1,365,327,390

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4, 5 and 6)	$1,320,541,896

Distribution in excess of net investment income (Notes 1, 5 and 6)	(143,830)

Accumulated net realized loss on investments (Notes 1, 5 and 6)	(16,749,689)

Net unrealized appreciation of investments (Notes 5 and 6)	61,679,013

Total — Representing net assets applicable to capital shares outstanding	$1,365,327,390

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,311,819,202 divided by 151,816,836 shares)	$8.64

Offering price per class A share (100/96.25 of $8.64)*	$8.98

Net asset value and offering price per class B share ($39,729,957 divided by 4,596,319 shares)**	$8.64

Net asset value and offering price per class C share ($8,431,989 divided by 974,707 shares)**	$8.65

Net asset value and redemption price per class M share ($5,346,242 divided by 617,096 shares)	$8.66

Offering price per class M share (100/96.75 of $8.66)***	$8.95

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/07

INTEREST INCOME	$ 62,900,881

EXPENSES
Compensation of Manager (Note 2)	6,258,851

Investor servicing fees (Note 2)	690,594

Custodian fees (Note 2)	78,692

Trustee compensation and expenses (Note 2)	70,654

Administrative services (Note 2)	37,290

Distribution fees — Class A (Note 2)	2,435,576

Distribution fees — Class B (Note 2)	370,189

Distribution fees — Class C (Note 2)	88,235

Distribution fees — Class M (Note 2)	26,150

Other	298,377

Non-recurring costs (Notes 2 and 7)	769

Costs assumed by Manager (Notes 2 and 7)	(769)

Total expenses	10,354,608

Expense reduction (Note 2)	(420,205)

Net expenses	9,934,403

Net investment income	52,966,478

Net realized gain on investments (Notes 1 and 3)	3,794,613

Net realized loss on swap contracts (Note 1)	(537,967)

Net realized loss on futures contracts (Note 1)	(223,844)

Net unrealized depreciation of investments, futures contracts and swap contracts during the year (Notes 5 and 6)	(26,177,097)

Net loss on investments	(23,144,295)

Net increase in net assets resulting from operations	$ 29,822,183

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/07	9/30/06

Operations:
Net investment income	$ 52,966,478	$ 53,516,343

Net realized gain on investments	3,032,802	3,588,659

Net unrealized depreciation of investments	(26,177,097)	(11,467,334)

Net increase in net assets resulting from operations	29,822,183	45,637,668

Distributions to shareholders (Note 1):

From ordinary income

Taxable net investment income

Class A	—	(305,400)

Class B	—	(13,928)

Class C	—	(2,277)

Class M	—	(1,339)

From tax-exempt net investment income

Class A	(49,919,319)	(50,945,978)

Class B	(1,544,670)	(1,846,532)

Class C	(298,353)	(313,478)

Class M	(203,309)	(204,840)

Redemption fees (Note 1)	4,791	49

Increase (decrease) from capital share transactions (Notes 4, 5 and 6)	163,839,481	(85,915,243)

Total increase (decrease) in net assets	141,700,804	(93,911,298)

NET ASSETS

Beginning of year	1,223,626,586	1,317,537,884

End of year (distributions in excess of net investment income of $143,830 and $1,014,359, respectively)	$1,365,327,390	$1,223,626,586

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
September 30, 2007	$8.79	.37	(.16)	.21	(.36)	(.36)	—(c)	$8.64	2.49	$1,311,819.79		4.26	24.58
September 30, 2006	8.84	.37	(.05)	.32	(.37)	(.37)	—(c)	8.79	3.79	1,166,380.79		4.28	12.41
September 30, 2005	8.85	.38	(.01)	.37	(.38)	(.38)	—(c)	8.84	4.28	1,243,915.79		4.29	13.13
September 30, 2004	8.86	.39	(.01)	.38	(.39)	(.39)	—	8.85	4.45	1,318,059.83		4.48	32.64
September 30, 2003	8.88	.42	(.02)	.40	(.42)	(.42)	—	8.86	4.62	1,602,849.82		4.80	24.20

CLASS B
September 30, 2007	$8.79	.32	(.16)	.16	(.31)	(.31)	—(c)	$8.64	1.92	$39,730	1.44	3.61	24.58
September 30, 2006	8.84	.32	(.05)	.27	(.32)	(.32)	—(c)	8.79	3.11	43,125	1.44	3.63	12.41
September 30, 2005	8.86	.32	(.02)	.30	(.32)	(.32)	—(c)	8.84	3.48	58,550	1.44	3.64	13.13
September 30, 2004	8.86	.33	—	.33	(.33)	(.33)	—	8.86	3.90	72,214	1.48	3.84	32.64
September 30, 2003	8.88	.36	(.02)	.34	(.36)	(.36)	—	8.86	3.92	103,996	1.47	4.16	24.20

CLASS C
September 30, 2007	$8.80	.30	(.16)	.14	(.29)	(.29)	—(c)	$8.65	1.64	$8,432	1.59	3.46	24.58
September 30, 2006	8.85	.30	(.04)	.26	(.31)	(.31)	—(c)	8.80	2.99	9,210	1.59	3.48	12.41
September 30, 2005	8.86	.31	(.01)	.30	(.31)	(.31)	—(c)	8.85	3.46	9,724	1.59	3.48	13.13
September 30, 2004	8.86	.32	—	.32	(.32)	(.32)	—	8.86	3.69	9,690	1.63	3.69	32.64
September 30, 2003	8.89	.35	(.03)	.32	(.35)	(.35)	—	8.86	3.68	11,732	1.62	4.00	24.20

CLASS M
September 30, 2007	$8.81	.35	(.16)	.19	(.34)	(.34)	—(c)	$8.66	2.19	$5,346	1.09	3.96	24.58
September 30, 2006	8.86	.35	(.05)	.30	(.35)	(.35)	—(c)	8.81	3.49	4,912	1.09	3.98	12.41
September 30, 2005	8.88	.35	(.01)	.34	(.36)	(.36)	—(c)	8.86	3.85	5,349	1.09	3.99	13.13
September 30, 2004	8.88	.37	—	.37	(.37)	(.37)	—	8.88	4.26	6,104	1.13	4.18	32.64
September 30, 2003	8.90	.40	(.03)	.37	(.39)	(.39)	—	8.88	4.30	9,191	1.12	4.50	24.20

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 9/30/07

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $9,015,778 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $132,068 and $4,407,234 of capital losses acquired in connection with the acquisitions of Putnam Florida Tax Exempt Income Fund and Putnam Tax Free Health Care Fund, respectively, which are subject to limitations imposed by the Internal Revenue Code. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$2,860,244	September 30, 2011

4,476,476	September 30, 2012

430,649	September 30, 2013

1,248,409	September 30, 2014

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable, defaulted bond interests and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2007, the fund reclassified $129,858 to decrease distributions in excess of net investment income and $395,812 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $265,954.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Unrealized appreciation	$ 71,716,467
Unrealized depreciation	(9,871,007)
———————————————
Net unrealized appreciation	61,845,460
Undistributed tax exempt income	1,617,856
Undistributed ordinary income	162,377
Capital loss carryforward	(9,015,778)
Cost for federal income tax purposes	$1,327,398,811

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended September 30, 2007, Putnam Management has assumed $769 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2007, the fund incurred $758,232 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2007, the fund’s expenses were reduced by $420,205 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $495, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $38,339 and $198 from the sale of class A and class M shares, respectively, and received $45,142 and $2,352 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended September 30, 2007, Putnam Retail Management, acting as underwriter, received $23,302 on class A redemptions.

Note 3: Purchases and sales of securities

During the year ended September 30, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $305,550,370 and $435,726,370, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At September 30, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/07:
Shares sold	6,206,599	$ 54,045,689

Shares issued in connection with
reinvestment of distributions	4,000,567	34,855,679

Shares issued in connection with
the merger of Putnam Florida Tax
Exempt Fund	14,697,140	128,976,236

Shares issued in connection with
the merger of Putnam Tax Free
Health Care Fund	21,831,305	189,019,807

	46,735,611	406,897,411

Shares repurchased	(27,652,417)	(240,407,862)

Net increase	19,083,194	$ 166,489,549

Year ended 9/30/06:
Shares sold	6,575,728	$ 57,474,055

Shares issued in connection with
reinvestment of distributions	4,099,815	35,804,938

	10,675,543	93,278,993

Shares repurchased	(18,700,006)	(163,315,443)

Net decrease	(8,024,463)	$ (70,036,450)

CLASS B	Shares	Amount

Year ended 9/30/07:
Shares sold	142,819	$ 1,243,467

Shares issued in connection with
reinvestment of distributions	105,544	919,989

Shares issued in connection with
the merger of Putnam Florida Tax
Exempt Fund	1,703,453	14,955,676

	1,951,816	17,119,132

Shares repurchased	(2,259,063)	(19,679,240)

Net decrease	(307,247)	$ (2,560,108)

Year ended 9/30/06:
Shares sold	352,566	$ 3,086,806

Shares issued in connection with
reinvestment of distributions	131,586	1,150,073

	484,152	4,236,879

Shares repurchased	(2,202,764)	(19,244,990)

Net decrease	(1,718,612)	$(15,008,111)

CLASS C	Shares	Amount

Year ended 9/30/07:
Shares sold	281,604	$ 2,459,059

Shares issued in connection with
reinvestment of distributions	22,344	194,983

	303,948	2,654,042

Shares repurchased	(375,745)	(3,272,099)

Net decrease	(71,797)	$ (618,057)

Year ended 9/30/06:
Shares sold	213,751	$ 1,870,849

Shares issued in connection with
reinvestment of distributions	25,348	221,735

	239,099	2,092,584

Shares repurchased	(291,632)	(2,556,731)

Net decrease	(52,533)	$ (464,147)

CLASS M	Shares	Amount

Year ended 9/30/07:
Shares sold	39,693	$350,134

Shares issued in connection with
reinvestment of distributions	18,521	161,759

Shares issued in connection with
the merger of Putnam Florida Tax
Exempt Fund	67,205	591,303

	125,419	1,103,196

Shares repurchased	(65,637)	(575,099)

Net increase	59,782	$528,097

Year ended 9/30/06:
Shares sold	52,494	$ 459,213

Shares issued in connection with
reinvestment of distributions	19,465	170,457

	71,959	629,670

Shares repurchased	(118,341)	(1,036,205)

Net decrease	(46,382)	$ (406,535)

Note 5: Acquisition of Putnam Florida Tax Exempt Income Fund

On February 26, 2007, the fund issued 14,697,140, 1,703,453, and 67,205 class A, class B, and class M shares, respectively, in exchange for 14,134,202, 1,639,255, and 64,810 class A, class B, and class M shares of Putnam Florida Tax Exempt Income Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Florida Tax Exempt Income Fund on February 23, 2007, the valuation date, were $1,177,216,551 and $144,523,215, respectively. On February 23, 2007, Putnam Florida Tax Exempt Income Fund had distributions in excess of net investment income of $18,523, accumulated net realized loss of $897,446 and unrealized appreciation of $7,121,722. The aggregate net assets of the fund immediately following the acquisition were $1,321,739,766.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Tax Exempt Income Fund.

Note 6: Acquisition of Putnam Tax Free Health Care Fund

On September 17, 2007, the fund issued 21,831,305 class A shares, in exchange for 13,433,457 class A shares of Putnam Tax Free Health Care Fund to acquire that fund’s net assets in a tax-free exchange approved by the Trustees. The net assets of the fund and Putnam Tax Free Health Care Fund on September 14, 2007, the valuation date, were $1,244,251,419 and $189,019,807, respectively. On September 14, 2007, Putnam Tax Free Health Care Fund had distributions in excess of net investment income of $241,633, accumulated net realized loss of $4,628,854 and unrealized appreciation of $6,789,584. The aggregate net assets of the fund immediately following the acquisition were $1,433,271,226.

Information presented in the Statement of operations and changes in net assets reflect only operations of Putnam Tax Exempt Income Fund.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 8: New accounting pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

76,555,192	3,232,775	5,024,711

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments

Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007
Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds). Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers
Putnam Investment	Charles E. Haldeman, Jr.	Mark C. Trenchard
Management, LLC	President	Vice President and BSA Compliance Officer
One Post Office Square	Charles E. Porter
Boston, MA 02109		Judith Cohen
	Executive Vice President, Principal Executive	Vice President, Clerk and Assistant Treasurer
Marketing Services	Officer, Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Wanda M. McManus
One Post Office Square		Vice President, Senior Associate Treasurer
Boston, MA 02109	Jonathan S. Horwitz	and Assistant Clerk
Senior Vice President and Treasurer
Custodian		Nancy E. Florek
State Street Bank and Trust Company	Steven D. Krichmar	Vice President, Assistant Clerk, Assistant
	Vice President and Principal Financial Officer	Treasurer and Proxy Manager
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN041 247897 11/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2007	$59,050	$10,635*	$5,450	$-
September 30, 2006	$41,980	$--	$4,680	$ 811

*Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended September 30, 2007 and September 30, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $16,085 and $ 5,491 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
September 30,
2007	$ -	$ -	$ -	$ -
September 30
, 2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders: Not applicable Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 29, 2007